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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------



                                    FORM 8-K




                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 8, 2002
                       (Date of earliest event reported)


                             SONICBLUE INCORPORATED
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-21126                  77-0204341
      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)


         2841 MISSION COLLEGE BOULEVARD, SANTA CLARA, CALIFORNIA 95054
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 588-8000



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Item 5.           Other Events.

On August 8, 2002, SONICblue Incorporated ("Registrant"), a Delaware corporation, announced that it had appointed L. Gregory Ballard, previously the Company's Executive Vice President for Marketing and Product Management, Interim CEO. The appointment followed the Board's earlier action terminating its Chairman, President and CEO, Kenneth Potashner, as an officer and employee of the Company. A copy of the press release issued on August 8, 2002 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.           Financial Statements and Exhibits.

      (c)         Exhibits.

                99.1  Press Release dated August 8, 2002.





                                       2
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: August 9, 2002.


                                    SONICBLUE INCORPORATED



                                    By  /s/ Marcus Smith
                                       ---------------------------------------
                                                    Marcus Smith
                                     Vice President and Interim Chief Financial
                                                      Officer
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                                INDEX TO EXHIBITS


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
Exhibit
 Number                               Description
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
  99.1       Press Release dated August 8, 2002.
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